                                                               EXHIBIT 10.45

                               CYGNUS, INC.

                        1999 STOCK INCENTIVE PLAN

                     EFFECTIVE AS OF FEBRUARY 1, 1999

                         TABLE OF CONTENTS
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SECTION 1.  INTRODUCTION................................................   1
SECTION 2.  DEFINITIONS.................................................   1
SECTION 3.  ADMINISTRATION..............................................   4
                (a)  Committee Composition..............................   4
                (b)  Authority of the Committee.........................   5
SECTION 4.  ELIGIBILITY.................................................   5
                (a)  General Rules......................................   5
                (b)  Incentive Stock Options............................   5
SECTION 5.  SHARES SUBJECT TO PLAN......................................   5
                (a)  Basic Limitations..................................   5
                (b)  Additional Shares..................................   5
                (c)  Dividend Equivalents...............................   6
SECTION 6.  TERMS AND CONDITIONS FOR AWARDS OF RESTRICTED
            STOCK AND STOCK UNITS.......................................   6
                (a)  Time, Amount and Form of Awards....................   6
                (b)  Payment for Awards.................................   6
                (c)  Vesting Conditions.................................   6
                (d)  Form and Time of Settlement of Stock Units.........   6
                (e)  Death of Recipient.................................   6
                (f)  Creditors' Rights..................................   6
                (g)  Effect of a Change in Control......................   7
SECTION 7.  TERMS AND CONDITIONS OF OPTIONS.............................   7
                (a)  Stock Option Agreement.............................   7
                (b)  Number of Shares...................................   7
                (c)  Exercise Price.....................................   7
                (d)  Exercisability and Term............................   7
                (e)  Effect of a Change in Control......................   8
                (f)  Modifications or Assumption of Options.............   8
                (g)  Transferability of Options.........................   8
                (h)  No Rights as a Stockholder.........................   8
                (i)  Restrictions on Transfer...........................   8
                (j)  Automatic Option Grants to Non-Employee Directors..   8

                         TABLE OF CONTENTS
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                            (continued)

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SECTION 8.  PAYMENT FOR OPTION SHARES...................................   9
                (a)  General Rule.......................................   9
                (b)  Surrender of Stock.................................  10
                (c)  Promissory Note....................................  10
                (d)  Cashless Exercise..................................  10
                (e)  Other Forms of Payment.............................  10
SECTION 9.  STOCK APPRECIATION RIGHTS...................................  10
                (a)  SAR Agreement......................................  10
                (b)  Number of Shares...................................  10
                (c)  Exercise Price.....................................  10
                (d)  Exercisability and Term............................  10
                (e)  Effect of Change in Control........................  11
                (f)  Exercise of SARs...................................  11
                (g)  Modification or Assumption of SARs.................  11
SECTION 10.  PROTECTION AGAINST DILUTION................................  11
                (a)  Adjustments........................................  11
                (b)  Reorganizations....................................  12
SECTION 11.  VOTING AND DIVIDEND RIGHTS.................................  12
                (a)  Restricted Stock...................................  12
                (b)  Stock Units........................................  12
SECTION 12.  AWARDS UNDER OTHER PLANS...................................  12
SECTION 13.  LIMITATIONS ON RIGHTS......................................  12
                (a)  Retention Rights...................................  12
                (b)  Stockholders' Rights...............................  13
                (c)  Regulatory Requirements............................  13
SECTION 14.  WITHHOLDING TAXES..........................................  13
                (a)  General............................................  13
                (b)  Share Withholding..................................  13
SECTION 15.  ASSIGNMENT OR TRANSFER OF AWARDS...........................  13
                (a)  General............................................  13
                (b)  Trusts.............................................  13
SECTION 16.  DURATION AND AMENDMENTS....................................  14

                         TABLE OF CONTENTS
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                            (continued)

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                (a)  Term of the Plan...................................  14
                (b)  Right to Amend or Terminate the Plan...............  14
SECTION 17.  EXECUTION..................................................  14

                                  CYGNUS, INC.
                            1999 STOCK INCENTIVE PLAN
                        EFFECTIVE AS OF FEBRUARY 1, 1999

SECTION 1. INTRODUCTION.

         The Cygnus, Inc. 1999 Stock Incentive Plan amends and restates the Company's 1994 Stock Option/Award Plan as provided herein effective February 1, 1999.

         The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by offering Key Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such selected persons to continue to provide services to the Company or its Subsidiaries and to attract new individuals with outstanding qualifications.

         The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Stock, Stock Units, Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options) or Stock Appreciation Rights.

         The Plan shall be governed by, and construed in accordance with, the laws of the State of California (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan, or in the applicable Stock Award Agreement, SAR Agreement or Stock Option Agreement.

SECTION 2. DEFINITIONS.

         (a) "AWARD" means any award of an Option, SAR, Restricted Stock or Stock Unit under the Plan.

         (b) "BOARD" means the Board of Directors of the Company, as constituted from time to time.

         (c) "CHANGE IN CONTROL" means a change in control of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred at such time as (a) any person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the combined voting power of the Company's voting securities; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (b), considered as though such person were a member of the Incumbent Board.

         A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         (d)      "CODE" means the Internal Revenue Code of 1986, as amended.

         (e) "COMMITTEE" means a committee consisting of one or more members of the Board that is appointed by the Board (as described in Section 3) to administer the Plan.

         (f)      "COMMON STOCK" means the Company's common stock.

         (g)      "COMPANY" means Cygnus, Inc. a Delaware corporation.

         (h) "CONSULTANT" means an individual who performs bona fide services to the Company or a Subsidiary other than as an Employee or Director or Non-Employee Director.

         (i) "DIRECTOR" means a member of the Board who is also a common-law employee of the Company or Subsidiary.

         (j) "DISABILITY" means that the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

         (k) "EMPLOYEE" means any individual who is a common-law employee of the Company or Subsidiary.

         (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (m) "EXERCISE PRICE" in the case of an Option, means the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of a Share in determining the amount payable upon exercise of such SAR.

         (n) "FAIR MARKET VALUE" means the market price of Shares, determined by the Committee as follows:

                  (i) If the Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date;

                  (ii) If the Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the NASDAQ system for such date;

                  (iii) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                  (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith or by an independent third party valuation on such basis as it deems appropriate.

         Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of THE WALL STREET JOURNAL. Such determination shall be conclusive and binding on all persons.

         (o)      "GRANT" means any grant of an Option under the Plan.

         (p) "INCENTIVE STOCK OPTION" or "ISO" means an incentive stock option described in Code section 422(b).

         (q) "KEY EMPLOYEE" means an Employee, Director, Non-Employee Director or Consultant who has been selected by the Committee to receive an Award under the Plan.

         (r) "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not a common-law employee of the Company or Subsidiary.

         (s) "NONSTATUTORY STOCK OPTION" OR "NSO" means a stock option that is not an ISO.

         (t) "OPTION" means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

         (u) "OPTIONEE" means an individual or estate or other entity that holds an Option or SAR.

         (v) "PARTICIPANT" means an individual or estate or other entity that holds an Award.

         (w) "PLAN" means this Cygnus, Inc. 1999 Stock Incentive Plan as it may be amended from time to time.

         (x)      "RESTRICTED STOCK" means a Share awarded under the Plan.

         (y) "SAR AGREEMENT" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

         (z)      "SECURITIES ACT" means the Securities Act of 1933, as amended.

         (aa) "SERVICE" means service as an Employee, Director, Non-Employee Director or Consultant.

         (bb)     "SHARE" means one share of Common Stock.

         (cc) "STOCK APPRECIATION RIGHT" or "SAR" means a stock appreciation right awarded under the Plan.

         (dd) "STOCK AWARD AGREEMENT" means the agreement between the Company and the recipient of a Restricted Stock or Stock Unit award which contains the terms, conditions and restrictions pertaining to such Restricted Stock or Stock Unit Award.

         (ee) "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

         (ff) "STOCK UNIT" means a bookkeeping entry representing the equivalent of a Share, as awarded under the Plan.

         (gg) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         (hh) "10-PERCENT SHAREHOLDER" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

SECTION 3. ADMINISTRATION.

         (a) COMMITTEE COMPOSITION. The Plan shall be administered by a Committee appointed by the Board. The Board shall designate one of the members of the Committee as chairperson. If no Committee has been appointed, the entire Board shall constitute the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

         The Committee shall consist of two or more directors of the Company who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to Awards to Key Employees who are officers or directors of the Company under section 16 of the Exchange Act.

         The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

         With respect to any matter, the term "Committee", when used in this Plan, shall refer to the Committee that has been delegated authority with respect to such matter.

         (b) AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

                  (i) selecting Key Employees who are to receive Awards under the Plan;

                  (ii) determining the type, number, vesting requirements and other features and conditions of such Awards (with the exception of the Section 7(j) Automatic Option Grants);

                  (iii)    interpreting the Plan; and

                  (iv) making all other decisions relating to the operation of the Plan.

         The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

SECTION 4. ELIGIBILITY.

         (a) GENERAL RULES. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee.

         (b) INCENTIVE STOCK OPTIONS. Only Key Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

SECTION 5. SHARES SUBJECT TO PLAN.

         (a) BASIC LIMITATIONS. The stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares reserved for Awards under the Plan shall not exceed 7,916,385 Shares on a fully diluted basis, subject to adjustment pursuant to Section 10. In addition, the total number of Shares underlying Awards of Restricted Stock, Stock Appreciation Rights and Stock Units shall not exceed 1,200,000 Shares.

         (b) ADDITIONAL SHARES. If Stock Units, Options or SARs are forfeited or if Options or SARs terminate for any other reason before being exercised, then such Stock Units, Options or SARs shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the

Plan. If Restricted Stock is forfeited, then such Restricted Stock shall again become available for Awards under the Plan.

         (c) DIVIDEND EQUIVALENTS. Any dividend equivalents distributed under the Plan shall not be applied against the number of Restricted Stock, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

SECTION 6. TERMS AND CONDITIONS FOR AWARDS OF RESTRICTED STOCK
           AND STOCK UNITS.

         (a) TIME, AMOUNT AND FORM OF AWARDS. Awards under the Plan may be granted in the form of Restricted Stock, in the form of Stock Units, or in any combination of both. Restricted Stock or Stock Units may also be awarded in combination with NSOs or SARs, and such an Award may provide that the Restricted Stock or Stock Units will be forfeited in the event that the related NSOs or SARs are exercised.

         (b) PAYMENT FOR AWARDS. No cash consideration shall be required of the recipients of Restricted Stock or Stock Units under this Section 6.

         (c) VESTING CONDITIONS. Each Award of Restricted Stock or Stock Units shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. A Stock Award Agreement may provide for accelerated vesting in the event of the Participant's death, Disability, retirement, Change in Control or other events.

         (d) FORM AND TIME OF SETTLEMENT OF STOCK UNITS. Settlement of vested Stock Units may be made in the form of (i) cash, (ii) Shares or (iii) any combination of both. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 10.

         (e) DEATH OF RECIPIENT. Any Stock Units Award that becomes payable after the Award recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the recipient's death. If no beneficiary was designated or if no designated beneficiary survives the recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

         (f) CREDITORS' RIGHTS. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Award Agreement.

         (g) EFFECT OF A CHANGE IN CONTROL. The Committee may determine, at the time of making an Award or thereafter, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company. If the Committee finds that there is a reasonable possibility that, within the succeeding six (6) months, a Change in Control will occur with respect to the Company, then the Committee at its sole discretion may determine that any or all outstanding Awards shall become fully exercisable as to all Shares subject to such Awards.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

         (a) STOCK OPTION AGREEMENT. Each Grant under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

         (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10. Options granted to any Optionee in a particular calendar year shall in no event exceed 25% of the Shares authorized for Award under this Plan subject to adjustment in accordance with Section 10.

         (c) EXERCISE PRICE. An Option's Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. An Option's Exercise Price shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders) of a Share on the date of Grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

         (d) EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO, and to the extent required by applicable law a NSO, shall in no event exceed ten (10) years from the date of Grant (five (5) years for ISO Grants to 10-Percent Shareholders). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, Disability, retirement, Change in Control or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. NSOs may also be awarded in combination with Restricted Stock or Stock Units, and such an Award may provide that the NSOs will not be exercisable unless the related Restricted Stock or Stock Units are forfeited. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option.

         (e) EFFECT OF A CHANGE IN CONTROL. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Shares subject to such Option in the event that a Change in Control occurs with respect to the Company. If the Committee finds that there is a reasonable possibility that, within the succeeding six (6) months, a Change in Control will occur with respect to the Company, then the Committee at its sole discretion may determine that any or all outstanding Options shall become fully exercisable as to all Shares subject to such Options.

         (f) MODIFICATIONS OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

         (g) TRANSFERABILITY OF OPTIONS. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only by the Optionee or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

         (h) NO RIGHTS AS A STOCKHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by an Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

         (i) RESTRICTIONS ON TRANSFER. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law.

         (j) AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS. Non-Employee Directors shall automatically be Granted NSOs ("Automatic Option Grants") as set forth in this Section 7(j) (subject to adjustment under
Section 10).

                  (i) Each Non-Employee Director shall receive an Automatic Option Grant for 6,000 Shares on the first trading day in June on or after his or her initial election or appointment. However, any Non-Employee Director who is first elected or appointed after May 31 of any year (and who is not already serving on the Board at that time) shall receive an Automatic Option Grant on the date of such initial election or appointment for the number of Shares he or she would have received on the first trading day in June of that year had he or she then been eligible. In addition, on each anniversary of each Non-Employee Director's initial Automatic Option Grant, each such continuing Non-Employee Director shall receive an additional Automatic Option Grant for an amount of Shares that is equal to 110% of the number of Shares (rounded down to the nearest whole number) he or she received under the previous year's Automatic Option Grant.

                  (ii) The terms and conditions applicable to each Automatic Option Grant shall be as contained in this Section 7(j)(ii). The Option Exercise Price shall be equal to one hundred percent (100%) of the Fair Market Value of one Share on the date of Grant. Each Automatic Option Grant shall have a term of ten (10) years measured from the date of Grant. Fully vested Shares shall be exercisable at any time beginning twelve (12) months after the date of Grant. No Options Granted under this Plan may be exercised prior to Plan approval by the Company's stockholders. Upon exercise of the Option, the Exercise Price shall be payable immediately in cash or in Shares that the Optionee has held for at least six (6) months. Payment may also be made by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the Exercise Price. In the event the Optionee ceases to provide Services as a Non-Employee Director, outstanding vested Options may be exercised, within the term of such Options, for a period of three (3) months after the date of such cessation of Board service. However, the post-Service Option exercise period shall be twelve (12) months in the case of cessation by reason of the Optionee's Disability or death. In the case of death, the Option may be exercised within such twelve (12) month period by the estate or heirs of the Optionee.

                  (iii) This Automatic Option Grant program for the Non-Employee Directors shall be self-executing in accordance with its terms as provided for under the Plan, and neither the Board or Committee shall exercise any discretionary functions with respect to any Option Grants made under this program. Notwithstanding the preceding sentence, the full Board in its sole discretion may make additional NSO Grants to one or more Non-Employee Directors on such terms and conditions as the Board determines.

SECTION 8. PAYMENT FOR OPTION SHARES.

         (a) GENERAL RULE. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows:

                  (i) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 8.

                  (ii) In the case of an NSO granted under the Plan, the Committee may at any time accept payment in any form(s) described in this Section 8.

         (b) SURRENDER OF STOCK. To the extent that this Section 8(b) is applicable, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

         (c) PROMISSORY NOTE. To the extent that this Section 8(c) is applicable, payment for all or any part of the Exercise Price may be made with a full-recourse promissory note.

         (d) CASHLESS EXERCISE. To the extent that this Section 8(d) is applicable, payment for all or any part of the Exercise Price may be made by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company.

         (e) OTHER FORMS OF PAYMENT. To the extent that this Section 8(e) is applicable, and with Committee approval, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

 SECTION 9. STOCK APPRECIATION RIGHTS.

         (a) SAR AGREEMENT. Each Award of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

         (b) NUMBER OF SHARES. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 10.

         (c) EXERCISE PRICE. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

         (d) EXERCISABILITY AND TERM. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, Disability, retirement, Change in Control or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. SARs may also be awarded in combination with Options, Restricted Stock or Stock Units, and such an Award may provide that the SARs will not be exercisable unless the related Options, Restricted Stock or Stock Units are forfeited. A SAR may be included in an ISO only at the time of Grant but may be included in an NSO at the time of Grant or at any subsequent time, but not later than six (6) months before the expiration of such NSO. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

         (e) EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of awarding a SAR or thereafter, that such SAR shall become fully exercisable as to all Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company. If the Committee finds that there is a reasonable possibility that, within the succeeding six months, a Change in Control will occur with respect to the Company, then the Committee at its sole discretion may determine that any or all outstanding SARs shall become fully exercisable as to all Shares subject to such SARs.

         (f) EXERCISE OF SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company
(i) Shares, (ii) cash or (iii) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

         (g) MODIFICATION OR ASSUMPTION OF SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the Award of new SARs for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

SECTION 10. PROTECTION AGAINST DILUTION.

         (a) ADJUSTMENTS. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

                  (i) the number of Options, SARs, Restricted Stock and Stock Units available for future Awards under Section 5;

                  (ii) the number of Stock Units included in any prior Award which has not yet been settled;

                  (iii) the number of Shares covered by each outstanding Option and SAR; or

                  (iv) the Exercise Price under each outstanding Option and SAR.

Except as provided in this Section 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

         (b) REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options, SARs, Restricted Stock and Stock Units shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash or for cancellation.

SECTION 11. VOTING AND DIVIDEND RIGHTS.

         (a) RESTRICTED STOCK. The holders of Restricted Stock awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders of Restricted Stock invest any cash dividends received in additional Restricted Stock. Such additional Restricted Stock shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Stock shall not reduce the number of Shares available under Section 5.

         (b) STOCK UNITS. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

SECTION 12. AWARDS UNDER OTHER PLANS.

         The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under
Section 5.

SECTION 13. LIMITATIONS ON RIGHTS.

         (a) RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

         (b) STOCKHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to the issuance of a stock certificate for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Sections 6, 10 and 11.

         (c) REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

SECTION 14. WITHHOLDING TAXES.

         (a) GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

         (b) SHARE WITHHOLDING. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of the Securities and Exchange Commission.

SECTION 15. ASSIGNMENT OR TRANSFER OF AWARDS.

         (a) GENERAL. Except as provided in Section 14, or in an applicable agreement, or as required by applicable law, an Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. An Option or SAR may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. Any act in violation of this Section 15 shall be void. However, this Section 15 shall not preclude a Participant from designating a beneficiary who will receive any outstanding Awards in the event of the Participant's death, nor shall it preclude a transfer of Awards by will or by the laws of descent and distribution.

         (b) TRUSTS. Neither this Section 15 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Stock or Stock Units to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of Restricted Stock or Stock Units from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Stock or Stock Units held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.


SECTION 16. DURATION AND AMENDMENTS.

         (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on February 1, 1999 and shall terminate, subject to Section 16(b), no later than January 1, 2004.

         (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board may amend or terminate the Plan at any time and for any reason. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan. No Awards shall be granted under the Plan after the Plan's termination. The Board may not, without the approval of the Company's stockholders (i) materially increase the number of Shares subject to Awards under the Plan (unless necessary to effect the adjustments required under Section 10)), (ii) materially modify the eligibility requirements for Awards under the Plan, or (iii) make any other change with respect to which the Board determines that Company stockholder approval is required by applicable law or regulatory standards.

SECTION 17. EXECUTION.

         To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan.

                                               Cygnus, Inc,

                                               By /s/ John C. Hodgman
                                                  ------------------------------
                                               Title Chairman, President and CEO
                                                     ---------------------------